Notes Related to the Unaudited Interim Condensed Consolidated Statement of Income (Loss) - Basic Earnings (Loss) per Share and Diluted Earnings (Loss) per Share (Detail) - EUR (€)
€ / shares in Units, € in Thousands
6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Earnings per share [abstract]
Net loss	€ (34,962)	€ (29,286)
Weighted number of shares for the period	17,942,117	17,937,535
Basic loss per share (€/share)	€ (1.95)	€ (1.63)
Diluted loss per share (€/share)	€ (1.95)	€ (1.63)